UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2003

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

801 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (773) 645-7866

Item 7. Financial Statements and Exhibits

(c)     Exhibits.

Exhibit Number	Description of Exhibits

99	Registrant's July 29, 2003 press release announcing its 2003 second quarter earnings

Item 12. Results of Operations and Financial Condition

On July 29, 2003, the Registrant issued a press release announcing its 2003 second quarter earnings. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 29th day of July 2003.

MB FINANCIAL, INC. By: /s/ Jill E. York —————————————— Jill E. York Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99	Registrant's July 29, 2003 press release announcing its 2003 second quarter earnings